UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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Bank of America Corporation

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Your Vote Counts! BANK OF AMERICA CORPORATION 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET D71880-P68361 You invested in BANK OF AMERICA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2022. Get informed before you vote View the 2022 Notice of Annual Meeting and Proxy Statement, 2021 Annual Report to Shareholders, and proxy card online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 26, 2022 10:00 a.m., Eastern time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/BAC2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BANK OF AMERICA CORPORATION

2022 Annual Meeting
Vote by April 25, 2022
11:59 PM ET

Voting Items	Board Recommends
1. Electing directors:	
Nominees:	
1a. Sharon L. Allen	For
1b. Frank P. Bramble, Sr.	For
1c. Pierre J.P. de Weck	For
1d. Arnold W. Donald	For
1e. Linda P. Hudson	For
1f. Monica C. Lozano	For
1g. Brian T. Moynihan	For
1h. Lionel L. Nowell III	For
1i. Denise L. Ramos	For
1j. Clayton S. Rose	For
1k. Michael D. White	For
1l. Thomas D. Woods	For
1m. R. David Yost	For
1n. Maria T. Zuber	For
2. Approving our executive compensation (an advisory, non-binding “Say on Pay” resolution)	For
3. Ratifying the appointment of our independent registered public accounting firm for 2022	For
4. Ratifying the Delaware Exclusive Forum Provision in our Bylaws	For
5. Shareholder proposal requesting a civil rights and nondiscrimination audit	Against
6. Shareholder proposal requesting adoption of policy to cease financing new fossil fuel supplies	Against
7. Shareholder proposal requesting a report on charitable donations	Against

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D71881-P68361